Exhibit 1.3

CORPORATE OFFICE PROPERTIES TRUST

Common Shares of Beneficial Interest

AMENDMENT TO

SALES AGREEMENT

March 26, 2015

MITSUBISHI UFJ SECURITIES (USA), INC.
1633 Broadway

New York, New York 10019-6708

Ladies and Gentlemen:

Reference is made to the Sales Agreement, dated October 31, 2012 (the “Sales Agreement”), among Corporate Office Properties Trust, a Maryland real estate investment trust (the “Company”), Corporate Office Properties, L.P., a Delaware limited partnership (the “Operating Partnership”), and Mitsubishi UFJ Securities (USA), Inc., as sales agent and/or principal (the “Agent”), pursuant to which the Company proposed to sell from time to time through the Agent and the Alternative Agents shares of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), having an aggregate offering price of up to $150,000,000 (the “Maximum Amount”) on the terms set forth in Section 2 of the Sales Agreement.  All capitalized terms used in this Amendment No. 1 to Sales Agreement (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sales Agreement.  In consideration of the mutual agreement to enter into this Amendment, the parties hereto, intending legally to be bound, hereby amend and modify the Sales Agreement as of the date hereof, with effect from the date hereof and not retroactively, as follows:

1.                                      Amendments.

(a)                                 The first sentence of Section 1(a) of the Sales Agreement is hereby deleted and replaced in its entirety with the following:

An “automatic shelf registration statement” on Form S-3 as defined under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”) relating to the Stock being sold by the Company, including a base prospectus, has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act and such Registration Statement became effective upon filing with the Commission. References to “Registration Statement” shall mean (a) prior to March 26, 2015, the registration statement on Form S-3 (No. 333-180446) and (b) on or after March 26, 2015, the registration statement on Form S-3 (No. 333-190137).

(b)                                 Section 1(a)(ii) of the Sales Agreement is hereby deleted and replaced in its entirety with the following:

“Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been filed with the Commission.

(c)                                  Section 1(a)(viii) of the Sales Agreement is hereby deleted and replaced in its entirety with the following:

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“Prospectus Supplement” means (a) prior to March 26, 2015, the prospectus supplement specifically relating to the Stock prepared and filed with the Commission pursuant to Rule 424(b) on October 31, 2012, and (b) on or after March 26, 2015, the prospectus supplement specifically relating to the Stock prepared and filed with the Commission pursuant to 424(b) in the form most recently filed by the Company with the Commission; and

(d)                                 The following is added to the Sales Agreement as Section 1(vv):

Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, or employee of the Company or any of its Subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its Subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.  The Company and its Subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(e)                                  The first sentence of Section 5(a) of the Sales Agreement is hereby deleted and replaced in its entirety with the following:

The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) and the Company shall have complied with all other requirements applicable to the Prospectus or any supplement thereto under Rule 424(b) (without giving effect to Rule 424(b)(8).

(f)                                   Schedules I, II, III and IV to the Sales Agreement are hereby deleted and replaced in their entirety with Schedules I, II, III and IV to this Amendment, respectively.

2.                                      No Other Amendments.  Except as specifically set forth herein, all other provisions of the Sales Agreement shall remain in full force and effect.

3.                                      Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.                                      Waiver of Jury Trial.  The Company and the Agent hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.

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5.                                      Counterparts.  This Amendment may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

6.                                      Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Amendment.

[Signature Pages Follow]

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If the foregoing correctly sets forth the agreement between the Company, the Operating Partnership and the Agent, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

CORPORATE OFFICE PROPERTIES TRUST

	By:	/s/ Anthony J. Mifsud
Anthony Mifsud
Executive Vice President and Chief Financial Officer

CORPORATE OFFICE PROPERTIES, L.P.

By:	Corporate Office Properties Trust,
its sole general partner

	By:	/s/ Anthony J. Mifsud
Anthony Mifsud
Executive Vice President and Chief Financial Officer

[Amendment to Sales Agreement]

Accepted:

MITSUBISHI UFJ SECURITIES (USA), INC.

By:	/s/ Jason Demark
Authorized Representative

[Amendment to Sales Agreement]

SCHEDULE I

SUBSIDIARIES

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Corporate Office Properties Trust	Maryland	PA

Business Trusts

W&M Business Trust	Maryland
2500 Riva Trust	Maryland
8027 Corporate Drive Business Trust	Maryland
COPT Babcock Business Trust	Maryland	CO
Campbell Boulevard Trust	Maryland
Campbell Boulevard I Business Trust	Maryland
Campbell Boulevard II Business Trust	Maryland
Campbell Corporate Center I-2 Business Trust	Maryland
Corporate Place I Business Trust	Maryland
Corporate Place III Business Trust	Maryland
Corporate Place IV Business Trust	Maryland
Franklin Ridge No. 1 Business Trust	Maryland
Franklin Ridge No. 2 Business Trust	Maryland
Franklin Ridge No. 3 Business Trust	Maryland
Franklin Ridge No. 4 Business Trust	Maryland
Franklin Ridge V Business Trust	Maryland
Franklin Ridge Open Space Business Trust	Maryland
Lot 401 Business Trust	Maryland
McLean Ridge I Business Trust	Maryland
McLean Ridge II Business Trust	Maryland
McLean Ridge III Business Trust	Maryland
McLean Ridge IV Business Trust	Maryland
Nottingham Ridge I Business Trust	Maryland
Nottingham Ridge II Business Trust	Maryland
Nottingham Ridge III Business Trust	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Nottingham Ridge No. 20 Business Trust	Maryland
Nottingham Ridge No. 30 Business Trust	Maryland
Philadelphia Road Business Trust	Maryland
Tyler Ridge I Business Trust	Maryland
Tyler Ridge II Business Trust	Maryland
Tyler Ridge II A Business Trust	Maryland
Tyler Ridge Water Management Business Trust	Maryland
White Marsh Business Center 2 Business Trust	Maryland
White Marsh Hi-Tech 1 Business Trust	Maryland
White Marsh Hi-Tech 2 Business Trust	Maryland

Limited & General Partnerships

Blue Bell Investment Company, L.P.	Delaware	PA
Colgatedrive Associates, L.P.	Pennsylvania	Maryland
Corporate Center I Limited Partnership	Maryland
Corporate Office Properties, L.P.	Delaware	MD, NJ, PA, VA, AL, DC
Corporate Gateway, L.P.	Delaware	PA
COPT 8000 Potranco, L.P.	Texas
COPT 8030 Potranco, L.P.	Texas
COPT 8100 Potranco, L.P.	Texas
COPT Gateway, LP	DE	PA
COPT Harrisburg, L.P.	Maryland
COPT Pennlyn, L.P.	PA
COPT San Antonio, L.P.	Texas
COPT San Antonio II, L.P.	Texas
COPT SA Technology Center, L.P.	Texas
COPT Sentry Gateway 100, L.P.	Texas
COPT Westpointe 3A, L.P.	Texas
COPT Westpointe 4, L.P.	Texas
Harrisburg Corporate Gateway Partners, L.P.	Delaware	PA

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Tyler Ridge Limited Partnership	Maryland
White Marsh Business Center Limited Partnership	Maryland

Corporations

Corporate Office Management, Inc.	Maryland	DE, VA, PA
Corporate Office Properties Holdings, Inc.	Delaware	PA
COPT Acquisitions, Inc.	Delaware	PA, MD, VA, DC, AL, TX
Nottingham Ridge Holding Corp.	Maryland
Nottingham Commons I Holding Corp.	Maryland
Nottingham Commons II Holding Corp.	Maryland

Limited Liability Companies

ASI, LLC	Maryland
Aerotech Manager, LLC	Maryland
Airport Square, LLC	Maryland
Airport Square II, LLC	Maryland
Airport Square IV, LLC	Maryland
Airport Square V, LLC	Maryland
Airport Square X, LLC	Maryland
Airport Square XI, LLC	Maryland
Airport Square XIII, LLC	Maryland
Airport Square XIV, LLC	Maryland
Airport Square XV, LLC	Maryland
Airport Square XIX, LLC	Maryland
Airport Square XX, LLC	Maryland
Airport Square XXI, LLC	Maryland
Airport Square XXII, LLC	Maryland
Airport Square Holdings I, LLC	Delaware	Maryland
Airport Square Holdings VI and VII, LLC	Delaware	Maryland
Airport Square Partners, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Airport Square Storms, LLC	Maryland
AP#5 Lot A, LLC	Maryland
AP#5 Lot B, LLC	Maryland
AP#5 Lot C, LLC	Maryland
Arundel Preserve #5, LLC	Maryland
Atrium Building, LLC	Maryland
Canton Crossing Retail, LLC	Maryland
Clarks Hundred, LLC	Maryland
Clarks Hundred II, LLC	Maryland
Colorado Land Acquisition, LLC	Colorado
Columbia Equity Finance, LLC	Maryland
Columbia Gateway S-28, L.L.C.	Maryland
Commons Office Research, LLC	Maryland
COMI Investments, LLC	Maryland
Commons Office 6-B, LLC	Maryland
Concourse 1304, LLC	Maryland
COPT Academy Ridge, LLC	Colorado
COPT Aberdeen, LLC	Maryland
COPT Aerotech, LLC	Colorado
COPT AP 9, LLC	Maryland
COPT Arundel Preserve, LLC	Maryland
COPT Baltimore County I, LLC	Maryland
COPT Baltimore County II, LLC	Maryland
COPT Bridge Street Office, LLC	Alabama
COPT CC 1600, LLC	Maryland
COPT CC Bulkhead, LLC	Maryland
COPT CCW I, LLC	Maryland
COPT CCW II, LLC	Maryland
COPT CCW III, LLC	Maryland
COPT CC D1, LLC	Maryland
COPT CC Holding, LLC	Maryland
COPT CC Parking, LLC	Maryland
COPT CC Tower, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

COPT Chantilly, LLC	Virginia
COPT Chantilly II, LLC	Virginia
COPT Chantilly I Manager, LLC	Maryland
COPT Chantilly II Manager, LLC	Maryland
COPT Colgate General, LLC	Delaware	Maryland
COPT Concourse, LLC	Delaware	Maryland
COPT Connect, LLC	Virginia
COPT Cresterra 3535, LLC	Colorado
COPT Cresterra Master, LLC	Colorado
COPT Dahlgren, LLC	Virginia
COPT Dahlgren I, LLC	Virginia
COPT Dahlgren II, LLC	Virginia
COPT Dahlgren IV, LLC	Virginia
COPT Dahlgren Land, LLC	Virginia
COPT Data Management, LLC	Maryland
COPT DC-6, LLC	Delaware	Virginia
COPT DC-8, LLC	Virginia
COPT DC-11, LLC	Virginia
COPT DC-12, LLC	Virginia
COPT Development & Construction Services, LLC	Maryland	PA, VA, TX, AL, DC
COPT Fairview, LLC	Virginia
COPT Frederick, LLC	Maryland
COPT Gate 63, LLC	Maryland
COPT Gate 6700-6708-6724, LLC	Maryland
COPT Gateway Commerce, LLC	Delaware	Maryland
COPT General, LLC	Maryland
COPT Greens I, LLC	Virginia
COPT Greens II, LLC	Virginia
COPT Greens III, LLC	Virginia
COPT Harbour’s Edge, LLC	Maryland
COPT Harrisburg GP, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

COPT Huntsville, LLC	Maryland
COPT Interquest, LLC	Colorado
COPT Interquest III, LLC	Colorado
COPT Interquest IV, LLC	Colorado
COPT Interquest Epic I, LLC	Colorado
COPT Interquest Hybrid I, LLC	Colorado
COPT Interquest Hybrid II, LLC	Colorado
COPT-Kirk AP#5, LLC	Maryland
COPT Maritime I & II, LLC	Delaware	DC
COPT McLearen, LLC	Virginia
COPT Metro Place II, LLC	Virginia
COPT Newport, LLC	Colorado
COPT Newport C, LLC	Colorado
COPT Newport D, LLC	Colorado
COPT Northcreek, LLC	Colorado
COPT Northgate A, LLC	Maryland
COPT Northgate B, LLC	Maryland
COPT Northgate C, LLC	Maryland
COPT Northgate D, LLC	Maryland
COPT Northgate H, LLC	Maryland
COPT Northgate I, LLC	Maryland
COPT Opportunity Invest I, LLC	Maryland
COPT Powerhouse, LLC	Maryland
COPT Park Meadow, LLC	Virginia
COPT Parkstone, LLC	Virginia
COPT Patriot Park I, LLC	Colorado
COPT Patriot Park II, LLC	Colorado
COPT Patriot Park V, LLC	Colorado
COPT Patriot Park VI, LLC	Colorado
COPT Patriot Park VII, LLC	Colorado
COPT Patriot Park at Galley, LLC	Colorado
COPT Pres Investment, LLC	Maryland
COPT Property Management Services, LLC	Maryland	DC, VA, DE,

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

PA, TX, AL

COPT Renovation, LLC	Maryland
COPT Richmond I, LLC	Virginia
COPT Ridgeview I, LLC	Virginia
COPT Ridgeview II & III, LLC	Virginia
COPT Riverwood, LLC	Maryland
COPT San Antonio General, LLC	Texas
COPT Southwest VA, LLC	Virginia
COPT Sunrise, LLC	Virginia
COPT Stonecroft, LLC	Virginia
COPT T-11, LLC	Maryland
COPT Virtru, LLC	Maryland
COPT Waterview I, LLC	Virginia
COPT Waterview III, LLC	Virginia
COPT Westbranch, LLC	Virginia
Cornucopia Holdings, LLC	Maryland
Cornucopia Holdings II, LLC	Maryland
Corporate Center I, LLC	Maryland
Corporate Development Services, LLC	Maryland	VA
Corporate Gatespring, LLC	Maryland
Corporate Gatespring II, LLC	Maryland
Corporate Office Services, LLC	Maryland
Corporate Paragon, LLC	Maryland
Corporate Place B Equity Affiliates, LLC	Maryland
Corporate Property, LLC	Maryland
Crown Point, L.L.C.	Delaware	Maryland
Delaware Airport III, LLC	Delaware	Maryland
Delaware Airport VIII, LLC	Delaware	Maryland
Delaware Airport IX, LLC	Delaware	Maryland
Enterprise Campus Developer, LLC	Maryland
Fifth Exploration, L.L.C.	Maryland
Fourth Exploration, L.L.C.	Maryland
Gateway Crossing 95, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Gateway 44, LLC	Maryland
Gateway 67, LLC	Maryland
Gateway 70, LLC	Maryland
Gateway 70 Holdings, LLC	Maryland
Great Mills I, L.L.C.	Delaware
Great Mills II, L.L.C.	Delaware
Great Mills III, L.L.C.	Delaware
Great Mills IV, L.L.C.	Delaware	Maryland
Great Mills V, L.L.C.	Delaware	Maryland
Harrisburg Investors II, LLC	Delaware
Harrisburg Investors III, LLC	Delaware
Honeyland 108, LLC	Maryland
Huntsville Holdings, LLC	Maryland
Jolly COPT I, LLC	Maryland
Jolly COPT II, LLC	Maryland
LW Redstone Company, LLC	Delaware	AL
Maritime Holdings, LLC	Maryland
M Square Associates, LLC	Maryland
M Square NOAA, LLC	Maryland
M Square 5825, LLC	Maryland
M Square 5850, LLC	Maryland
MOR Forbes, LLC	Maryland
MOR Forbes 2, LLC	Maryland
NBP One, LLC	Maryland
NBP Huff & Puff, LLC	Maryland
NBP Lot 3-A, LLC	Maryland
NBP Retail, LLC	Maryland
NBP 131, LLC	Maryland
NBP 132, LLC	Maryland
NBP 133, LLC	Maryland
NBP 134, LLC	Maryland
NBP 135, LLC	Maryland
NBP 140, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

NBP 141, LLC	Maryland
NBP 191, LLC	Maryland
NBP 201, LLC	Maryland
NBP 201 Holdings, LLC	Maryland
NBP 211, LLC	Maryland
NBP 211 Holdings, LLC	Maryland
NBP 220, LLC	Maryland
NBP 220 Holdings, LLC	Maryland
NBP 221, LLC	Maryland
NBP 300, LLC	Maryland
NBP 302, LLC	Maryland
NBP 304, LLC	Maryland
NBP 306, LLC	Maryland
NBP 308, LLC	Maryland
NBP 310, LLC	Maryland
NBP 312, LLC	Maryland
NBP 314, LLC	Maryland
NBP 316, LLC	Maryland
NBP 318, LLC	Maryland
NBP 320, LLC	Maryland
NBP 322, LLC	Maryland
NBP 324, LLC	Maryland
NBP 410, LLC	Maryland
NBP 420, LLC	Maryland
NBP 430, LLC	Maryland
NBP 520, LLC	Maryland
NBP 540, LLC	Maryland
Northcreek Manager, LLC	Maryland
One Sellner Road, LLC	Maryland
Park Circle Equities, LLC	Maryland
Patriot Park, L.L.C.	Colorado
Patriot Ridge I, LLC	Virginia
Patriot Ridge II, LLC	Virginia

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Patriot Ridge Commons, LLC	Virginia
Patriot Ridge Holdings, LLC	Virginia
Patriot Ridge 7770, LLC	Virigina
Pecan Court L.L.C.	Maryland
Powerloft Holdings, LLC	Delaware
Red Cedar Building, LLC	Maryland
Redstone Gateway 1000, LLC	Delaware	AL
Redstone Gateway 1100, LLC	Delaware	AL
Redstone Gateway 1200, LLC	Delaware	AL
Redstone Gateway 2100, LLC	Delaware	AL
Redstone Gateway 6500, LLC	Delaware	AL
Redstone Gateway 7200, LLC	Delaware	AL
RIVA Trustee, LLC	Maryland
Riverwood Business Center Equity Affiliates, LLC	Maryland
Tech Park I, LLC	Maryland
Tech Park II, LLC	Maryland
Tech Park IV, LLC	Maryland
Third Exploration L.L.C.	Maryland
TRC Pinnacle Towers, L.L.C.	Virginia
Tyler Ridge I, LLC	Maryland
White Marsh Business Center, LLC	Maryland
WMBC 13A Investment Company, LLC	Maryland
67 Financing LLC	Maryland
110 Thomas Johnson, LLC	Maryland
131 Parkway, LLC	Maryland
133 Parkway, LLC	Maryland
134, LLC	Maryland
135 Parkway, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

141 Parkway, LLC	Maryland
250 Charm City, LLC	Maryland
302 Sentinel, LLC	Maryland
304 Sentinel, LLC	Maryland
306 Sentinel, LLC	Maryland
318 Sentinel, LLC	Maryland
320 Sentinel, LLC	Maryland
322 Sentinel, LLC	Maryland
800 International, LLC	Maryland
849 International, LLC	Maryland
881 Elkridge Landing, LLC	Maryland
900 International, LLC	Maryland
930 International, LLC	Maryland
999 Corporate, LLC	Maryland
1099 Winterson, LLC	Maryland
1190 Winterson, LLC	Maryland
1199 Winterson, LLC	Maryland
1362 Mellon, LLC	Maryland
1460 Dorsey Road, LLC	Maryland
1550 Nursery, LLC	Maryland
2691 Technology, LLC	Maryland
2701 Technology, LLC	Maryland
2711 Technology, LLC	Maryland
2720 Technology, LLC	Maryland
2730 Hercules, LLC	Maryland
5825 URC Borrower, LLC	Maryland
5850 URC Borrower, LLC	Maryland
6700 Alexander Bell, LLC	Maryland
6711 Gateway, LLC	Maryland
6711 Gateway Funding, LLC	Maryland
6721 Gateway, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

6721 CGD, LLC	Maryland
6731 CG, LLC	Maryland
6741 Gateway, LLC	Maryland
6940 CGD, LLC	Maryland
6950 CG, LLC	Maryland
7000 CG, LLC	Maryland
7000 Honeys, LLC	Maryland
7005 Columbia Gateway, LLC	Maryland
7015 Albert Einstein Drive, L.L.C.	Maryland
7130 Columbia Gateway, LLC	Maryland
7150-70 Riverwood, LLC	Maryland
7200 Riverwood, LLC	Maryland
7205 Riverwood, LLC	Maryland
7240 Parkway Drive Enterprises, LLC	Maryland
7318 Parkway Drive Enterprises, LLC	Maryland
7320 Parkway Drive Enterprises, LLC	Maryland
7320 PD, LLC	Maryland
7740 Milestone, LLC	Maryland
7760 Milestone Parkway, LLC	Maryland
7780 Milestone Parkway, LLC	Maryland
7874 Milestone Parkway, LLC	Maryland
7876 Milestone Parkway, LLC	Maryland
7878 Milestone Parkway, LLC	Maryland
7880 Milestone Parkway, LLC	Maryland
8621 RFD, LLC	Maryland
8661 RFD, LLC	Maryland
9690 Deereco Road, LLC	Maryland
9965 Federal Drive, LLC	Colorado

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

45310 Abell House, LLC	Maryland

Associations for which a Subsidiary of the Company is “Developer”

White Marsh Business Community Owners’ Association II, Inc.	Maryland
White Marsh Community Owners’ Association, Inc.	Maryland

SCHEDULE II

SIGNIFICANT SUBSIDIARIES - MLB OPINION

Corporate Development Services, LLC

Corporate Office Management, Inc.

Corporate Office Properties, L.P.

COPT Property Management Services, LLC

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SCHEDULE III

SIGNIFICANT SUBSIDIARIES — GENERAL COUNSEL OPINION

Airport Square II, LLC

Blue Bell Investment Company, L.P.

Corporate Gatespring, LLC

NBP One, LLC

NBP 131, LLC

NBP 135, LLC

7200 Riverwood, LLC

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SCHEDULE IV

MATERIAL DOCUMENTS

Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated December 7, 1999 (filed with the Company’s Annual Report on Form 10-K on March 16, 2000).

First Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated December 21, 1999 (filed with the Company’s Annual Report on Form 10-K on March 16, 2000).

Second Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated December 21, 1999 (filed with the Company’s Post Effective Amendment No. 2 to Form S-3, dated November 1, 2000 (Registration Statement No. 333-71807)).

Third Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated September 29, 2000 (filed with the Company’s Post Effective Amendment No. 2 to Form S-3, dated November 1, 2000 (Registration Statement No. 333-71807)).

Fourth Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated November 27, 2000 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Fifth Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated January 25, 2001 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Sixth Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated April 3, 2001 (filed with the Company’s Current Report on Form 8-K, dated April 4, 2001).

Seventh Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated August 30, 2001 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Eighth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated September 14, 2001 (filed with the Company’s Amended Current Report on Form 8-K dated September 14, 2001).

Ninth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated October 6, 2001 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Tenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated December 29, 2001 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Eleventh Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated December 15, 2002 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

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Twelfth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated as of June 2, 2003 (filed with the Company’s Quarterly Report on Form 10-Q on August 12, 2003).

Thirteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated as of August 11, 2003 (filed with the Company’s Quarterly Report on Form 10-Q on November 12, 2003).

Fourteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated as of December 18, 2003 (filed with the Company’s Annual Report on Form 10-K on March 11, 2004).

Fifteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated as of January 31, 2004 (filed with the Company’s Annual Report on Form 10-K on March 11, 2004).

Sixteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated April 15, 2004 (filed with the Company’s Quarterly Report on Form 10-Q on May 7, 2004).

Seventeenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated September 23, 2004 (filed with the Company’s Current Report on Form 8-K dated September 23, 2004).

Eighteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated April 18, 2005  (filed with the Company’s Current Report on Form 8-K dated April 22, 2005).

Nineteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated July 8, 2005 (filed with the Company’s Current Report on Form 8-K dated July 14, 2005).

Twentieth Amendment  to  Second  Amended  and Restated Limited Partnership Agreement  of  Operating  Partnership,  dated June 29, 2006 (filed with the Company’s Current Report on Form 8-K, dated July 6, 2006).

Twenty-First Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated July 20, 2006 (filed with the Company’s Current Report on Form 8-K, dated July 26, 2006).

Twenty-Second Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated January 9, 2007 (filed with the Company’s Current Report on Form 8-K, dated January 16, 2007).

Twenty-Third Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated April 6, 2007 (filed with the Company’s Current Report on Form 8-K, dated April 12, 2007).

Twenty-Fourth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated November 2, 2007 (filed with the Company’s Current Report on Form 8-K, dated November 5, 2007).

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Twenty-Fifth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated December 31, 2008 (filed with the Company’s Current Report on Form 8-K, dated January 5, 2009).

Twenty-Sixth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership., dated March 4, 2010 (filed with the Company’s Current Report on Form 8-K dated March 10, 2010).

Twenty-Seventh Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated February 3, 2011 (filed with the Company’s Current Report on Form 8-K dated February 9, 2010).

Twenty-Eighth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated September 15, 2011 (filed with the Company’s Current Report on Form 8-K dated September 16, 2011).

Twenty-Ninth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P. dated June 27, 2012 (filed with the Company’s Current Report on Form 8-K dated June 27, 2012).

Thirtieth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P. dated July 16, 2013 (filed with the Company’s Current Report on Form 8-K dated July 19, 2013).

Thirty-First Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P. dated September 17, 2013 (filed with the Company’s Current Report on Form 8-K dated September 19, 2013).

Amended and Restated Registration Rights Agreement, dated March 16, 1998, for the benefit of certain shareholders of the Company (filed with the Company’s Quarterly Report on Form 10-Q on August 12, 1998).

Registration Rights Agreement, dated September 28, 1998, for the benefit of certain shareholders of the Company.

Registration Rights Agreement, dated January 25, 2001, for the benefit of Barony Trust Limited (filed with the Company’s Annual Report on Form 10-K on March 22, 2001).

Registration Rights Agreement, dated September 18, 2006, among the Operating Partnership, the Company, Banc of America Securities LLC and J.P. Morgan Securities Inc. (filed with the Company’s Current Report on Form 8-K dated September 22, 2006).

Registration Rights Agreement, dated April 7, 2010, among the Operating Partnership, the Company, J.P. Morgan Securities Inc. and RBC Capital Markets Corporation (filed with the Company’s Current Report on Form 8-K dated April 16, 2010).

Registration Rights Agreement, dated May 6, 2013, among the Operating Partnership, the Company, J.P. Morgan Securities LLC and Wells Fargo Securities LLC (filed with the Company’s Current Report on Form 8-K dated May 7, 2013).

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Indenture, dated as of September 18, 2006, among the Operating Partnership, as issuer, the Company, as guarantor, and Wells Fargo Bank, National Association, as trustee (filed with the Company’s Current Report on Form 8-K dated September 22, 2006).

3.50% Exchangeable Senior Notes due 2026 of the Operating Partnership (filed with the Company’s Current Report on Form 8-K dated September 22, 2006).

Indenture, dated as of April 7, 2010, among the Operating Partnership, as issuer, the Company, as guarantor, and Wells Fargo Bank, National Association, as trustee (filed with the Company’s Current Report on Form 8-K dated April 16, 2010).

4.25% Exchangeable Senior Notes due 2030 of the Operating Partnership (filed with the Company’s Current Report on Form 8-K dated April 16, 2010).

Indenture, dated as of May 6, 2013, among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee (filed with the Company’s Current Report on Form 8-K dated May 7, 2013).

3.600% Senior Notes due 2023 of the Operating Partnership (filed with the Company’s Current Report on Form 8-K dated May 7, 2013).

Common Stock Delivery Agreement, dated as of September 18, 2006, between the Operating Partnership and Corporate Office Properties Trust (filed with the Company’s Current Report on Form 8-K dated September 22, 2006).

Common Stock Delivery Agreement, dated as of April 7, 2010, between the Company and the Operating Partnership (filed with the Company’s Current Report on Form 8-K dated April 16, 2010).

Credit Agreement, dated as of September 1, 2011, by and among Corporate Office Properties, L.P., Corporate Office Properties Trust, J.P. Morgan Securities LLC, KeyBanc Capital Markets, KeyBank National Association, JPMorgan Chase Bank, N.A., Bank of America, N.A., Royal Bank of Canada, Wells Fargo Bank, National Association, Barclays Bank PLC, PNC Bank, National Association, Regions Bank, Manufacturers and Traders Trust Company and SunTrust Bank (filed with the Company’s Current Report on Form 8-K/A on September 1, 2011).

Term Loan Agreement, dated as of September 1, 2011, by and among Corporate Office Properties, L.P., Corporate Office Properties Trust, J.P. Morgan Securities LLC, KeyBanc Capital Markets, KeyBank National Association, JPMorgan Chase Bank, N.A., Bank of America, N.A., Royal Bank of Canada, Barclays Bank PLC, PNC Bank, National Association, Royal Bank of Canada, Wells Fargo Bank, National Association, Regions Bank, Manufacturers and Traders Trust Company, and SunTrust Bank (filed with the Company’s Current Report on Form 8-K/A on September 1, 2011).

Term Loan Agreement, dated as of February 14, 2012, by and among Corporate Office Properties, L.P., Corporate Office Properties Trust, J.P. Morgan Securities LLC, KeyBanc Capital Markets, KeyBank National Association, JPMorgan Chase Bank, N.A., Bank of America, N.A., PNC Bank, National Association, Royal Bank of Canada and Wells Fargo Bank, National Association (filed with the Company’s Quarterly Report on Form 10-Q on April 27, 2012).

Indenture, dated as of September 16, 2013, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee (filed with the Company’s Current Report on Form 8-K dated September 19, 2013).

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First Supplemental Indenture, dated September 16, 2013, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee (filed with Company’s Current Report on Form 8-K dated September 19, 2013).

5.25% Senior Notes due 2024 of the Operating Partnership (filed with the Company’s Current Report on Form 8-K dated September 13, 2013).

Second Supplemental Indenture, dated May 21, 2014, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee (filed with the Company’s Current Report on Form 8-K dated May 27, 2014).

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